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                              BRINSON STRATEGY FUND

  Supplement to the Statement of Additional Information dated November 5, 2001

                                                                   April 8, 2002

Dear Investor,

         This is a supplement to the Statement of Additional Information of the fund listed above. The purpose of this supplement is to notify you of the following:

1.       Trust and Fund Name Changes

              o Brinson Managed Investments Trust, of which Brinson Strategy Fund is a series, has been renamed

                         "UBS Managed Investments Trust"

              o    Brinson Strategy Fund has been renamed

                               "UBS Strategy Fund"

2.       Investment Advisor, Administrator and Principal Underwriter Name Change

              o The investment advisor, administrator and principal underwriter of the fund, Brinson Advisors, Inc., has been renamed

                     "UBS Global Asset Management (US) Inc."

3.       New Highlighted Stocks List

              o Effective February 1, 2002, the UBS Warburg Highlighted Stocks list became the "UBS Warburg Global 50 Highlighted Stocks list."

              o On page two, under the section entitled "The Fund and Its Investment Policies" delete the fourth paragraph.

              o On page three in item number four in the section "Highlighted Stocks List Risk," delete the word "equal" and replace with "new."

              o On page three in the third paragraph in the section "Highlighted Stocks List Risk," delete the third and fourth sentences.

                                                                   Item # ZS-145